                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)






                                                            FINANCIAL STATEMENTS
                  FOR THE PERIOD FROM APRIL 2, 2004 (INCEPTION) TO JUNE 30, 2004
                                 AND APRIL 2, 2004 (INCEPTION) TO APRIL 21, 2004

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                    3


FINANCIAL STATEMENTS

             Balance Sheets                                                4
             Statements of Operations                                      5
             Statements of Stockholders' Equity                            6
             Statements of Cash Flows                                      7

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES                                 8

NOTES TO FINANCIAL STATEMENTS                                           9-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Arpeggio Acquisition Corporation
New York, New York


We have audited the accompanying balance sheets of Arpeggio Acquisition Corporation (a corporation in the development stage) as of June 30, 2004 and April 21, 2004, and the related statements of operations, stockholders' equity and cash flows for the periods from April 2, 2004 (inception) to June 30, 2004 and April 2, 2004 (inception) to April 21, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arpeggio Acquisition Corporation as of June 30, 2004 and April 21, 2004, and the results of its operations and its cash flows for the periods from April 2, 2004 (inception) to June 30, 2004 and April 2, 2004 (inception) to April 21, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

BDO Seidman, LLP

June 30, 2004

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                 June 30,         April 21,
                                                                                   2004              2004
------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash                                                                       $  1,593,502    $        152
     Cash held in Trust Fund (Note 1)                                             35,352,000            --
                                                                                ------------    ------------
          Total current assets                                                    36,945,502             152
Deferred registration costs                                                             --            94,148
                                                                                ------------    ------------
Total assets                                                                    $ 36,945,502    $     94,300
                                                                                ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accrued expenses                                                           $     74,491    $          -
     Note payable, stockholder (Note 3)                                               77,500          70,000
                                                                                ------------    ------------
          Total current liabilities                                                  151,991          70,000
                                                                                ------------    ------------

Common stock, subject to possible redemption,
      1,359,320 shares at redemption value (Note 1)                                6,932,532            --
                                                                                ------------    ------------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6) Preferred stock, $.0001 par value,
     Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 30,000,000 shares
          Issued and outstanding 8,300,000 shares
               (which includes 1,359,320 subject to
               possible redemption)  and 1,500,000,
               respectively                                                              830             150
     Additional paid-in capital                                                   29,863,638          24,850
     Deficit accumulated during development stage                                     (3,489)           (700)
                                                                                ------------    ------------

          Total stockholders' equity                                              29,860,979          24,300
                                                                                ------------    ------------
Total liabilities and stockholders' equity                                      $ 36,945,502    $     94,300
                                                                                ============    ============

           See accompanying summary of significant accounting policies and notes to financial statements.

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                     Period from         Period from
                                                    April 2, 2004       April 2, 2004
                                                   (inception) to      (inception) to
                                                    June 30, 2004      April 21, 2004
--------------------------------------------------------------------------------------
Expenses:

     General and administrative expenses             $     3,489        $       700
                                                     -----------        -----------
Net loss for the period                              $    (3,489)       $      (700)
                                                     -----------        -----------


Basic and fully diluted net loss per share           $      (.00)       $      (.00)
                                                     -----------        -----------


Weighted average common shares outstanding           $ 1,576,404          1,500,000
                                                     -----------        -----------

           See accompanying summary of significant accounting policies and notes to financial statements.

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                                                                                        Deficit
                                                                                                      accumulated
                                             Preferred Stock        Common Stock          Additional  during the
                                             ---------------     -------------------       Paid-In    development
                                             Shares   Amount     Shares       Amount       Capital        stage         Total
---------------------------------------------------------------------------------------------------------------------------------
Balance, April 2, 2004 (inception)              --    $  --          --     $     --     $      --    $      --     $      --

Issuance of common stock to initial
     stockholders                               --       --     1,500,000          150        24,850         --          25,000

Net loss for the period                         --       --          --           --            --           (700)         (700)

---------------------------------------------------------------------------------------------------------------------------------
Balance, April 21, 2004                         --       --     1,500,000          150        24,850         (700)       24,300

Sale of 6,800,000 units, net of underwriters'
   discount and offering expenses (includes
   1,359,320 shares subject to possible         --       --     6,800,000          680    29,838,788                 29,839,468
   redemption)

Net loss for the period                         --       --          --           --            --         (2,789)       (2,789)
---------------------------------------------------------------------------------------------------------------------------------
Balance, June 30, 2004                           --    $  --    8,300,000   $      830   $29,863,638  $    (3,489)  $29,860,979
---------------------------------------------------------------------------------------------------------------------------------

           See accompanying summary of significant accounting policies and notes to financial statements.

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                 April 2, 2004   April 2, 2004
                                                                 inception) to   (inception) to
                                                                 June 30, 2004   April 21, 2004
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
       Net loss                                                  $     (3,489)   $       (700)
                                                                 ------------    ------------
           Net cash used in operating activities                       (3,489)           (700)
                                                                 ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Cash held in Trust Fund                                      (35,352,000)           --
                                                                 ------------    ------------
           Net  cash used in investing activities                 (35,352,000)           --
                                                                 ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Increase in accrued expenses                                      74,491            --
     Proceeds from public offering of 6,800,000 units, net         36,772,000
     Deferred registration costs                                                      (94,148)
     Proceeds issuance of common stock to initial stockholders         25,000          25,000
     Proceeds from note payable, stockholder                           77,500          70,000
                                                                 ------------    ------------
           Net cash provided by financing activities               36,948,991             852
                                                                 ------------    ------------
Net increase in cash                                                1,593,502             152
Cash at beginning of the period                                          --              --
                                                                 ------------    ------------
Cash at end of the period                                        $  1,593,502    $        152
                                                                 ------------    ------------


            See accompanying summary significant accounting policies
                       and notes to financial statements.

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------


INCOME TAXES                 The Company follows Statement of Financial
                             Accounting Standards No. 109 ("SFAS No. 109),
                             "Accounting for Income Taxes" which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. The Company has a net operating loss carryforward of approximately $3,500 available to reduce any future income taxes. The tax benefit of this loss, approximately $1,420 has been fully offset by a valuation allowance due to the uncertainty of its realization.


NET LOSS PER SHARE           Net loss per share is computed on the basis of the
                             weighted average number of common shares outstanding during the period, including common stock equivalents (unless anti-dilutive) which would arise from the exercise of stock warrants.


USE OF ESTIMATES             The preparation of financial statements in
                             conformity with accounting principles generally accepted in the United State of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.      ORGANIZATION         Arpeggio Acquisition Corporation ("Company") was
        AND                  incorporated in Delaware on April 2, 2004 as a
        BUSINESS OPERATIONS  blank check company, the objective of which is to acquire an operating business in the United States or Canada. The Company's initial stockholders purchased 1,500,000 common shares, $.0001 par value, for $25,000 on April 2, 2004. All activity from April 2, 2004 (inception) through June 30,
                             2004 relates to the Company's formation and initial public offering. The Company has selected December
                             31, as its fiscal year-end.

                             The registration statement for the Company's initial public offering ("Offering") was effective June 24, 2004. The Company consummated the offering on June 30, 2004 and received net proceeds of 36,772,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with a operating business in the United States or Canada ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $35,352,000 of the net proceeds is being held in an interest bearing trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds will only be invested in United States government securities (treasury bills) with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                             The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 1,500,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of the Company's first Business Combination, all of these voting safeguards will no longer be applicable.

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders. Accordingly, $6,932,532 of the net proceeds from the Offering has been classified as common stock subject to possible redemption in the accompanying June 30, 2004 balance sheet.

                             The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).


2.      OFFERING             On June 25, 2004, the Company sold 6,800,000 units
                             ("Units") in the Offering, which included 800,000
                             Units subject to the underwriters' overallotment option. Each Unit consists of one share of the Company's common stock, $.0001 par value, and two
                             Redeemable Common Stock Purchase Warrants
                             ("Warrants"). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination with a target business or one year from the effective date of the Offering and expiring four years from the date of the prospectus. The Warrants will be redeemable at a price of

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given. In connection with this Offering, the Company issued an option for $100 to the representative of the underwriters to purchase 300,000 Units at an exercise price of $9.90 per Unit. In addition, the warrants underlying such Units are exercisable at $6.25 per share.


3. NOTE PAYABLE, STOCKHOLDER The Company issued a $70,000 unsecured promissory note to a stockholder on April 14, 2004. The stockholder advanced additional amounts totaling $7,500 through June 30, 2004. The notes are non-interest bearing and are payable on the earlier of April 14, 2005 or the consummation of the Company's initial public offering


4. COMMITMENT                The Company presently occupies office space
                             provided by an affiliate of an Initial Stockholder.
                             Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering.


5. PREFERRED STOCK           The Company is authorized to issue 1,000,000 shares
                             of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

                                                ARPEGGIO ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             The Company's Board of Directors authorized a 1.2 to one forward stock split of its common stock on May 25, 2004. All references in the accompanying financial statements to the numbers of shares have been retroactively restated to reflect these transactions.

                             At June 30, 2004, 13,900,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option